UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811- 06128)

Exact name of registrant as specified in charter: Putnam New Opportunities Fund

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
One International Place
Boston, Massachusetts 02110

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: June 30, 2008

Date of reporting period: July 1, 2007— June 30, 2008

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam New Opportunities Fund

6|30|08

Annual Report

PUTNAM
INVESTMENTS

GROWTH FUNDS
look for stocks of
companies that
have the potential
to grow over time.

What makes Putnam different?

A time-honored tradition in money management

Since 1937, our values have been rooted in a profound sense of responsibility for the money entrusted to us.

A prudent approach to investing

We use a research-driven team approach to seek consistent, dependable, superior investment results over time, although there is no guarantee a fund will meet its objectives.

Funds for every investment goal

We offer a broad range of mutual funds and other financial products so investors and their financial representatives can build diversified portfolios.

A commitment to doing what’s right for investors

With a focus on investment performance, below-average expenses, and in-depth information about our funds, we put the interests of investors first and seek to set the standard for integrity and service.

Industry-leading service

We help investors, along with their financial representatives, make informed investment decisions with confidence.

In 1830, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management.

THE PRUDENT MAN RULE

All that can be required of a trustee to invest is that he shall conduct himself faithfully and exercise a sound discretion. He is to observe how men of prudence, discretion, and intelligence manage their own affairs, not in regard to speculation, but in regard to the permanent disposition of their funds, considering the probable income, as well as the probable safety of the capital to be invested.

Putnam New
Opportunities
Fund

6 | 30 | 08
Annual Report

Message from the Trustees	1
About the fund	2
Performance and portfolio snapshots	4
Interview with your fund’s Portfolio Leader	5
Performance in depth	8
Expenses	9
Portfolio turnover	11
Risk	11
Your fund’s management	12
Terms and definitions	13
Trustee approval of management contract	14
Other information for shareholders	17
Financial statements	18
Federal tax information	32
Brokerage commissions	32
About the Trustees	33
Officers	36

Cover photograph: Vineyard, Napa County, California © Charles O’Rear

Message from the Trustees

Dear Fellow Shareholder:

The past several months have presented the economy with a serious set of challenges, and financial markets have responded with losses across a wide range of sectors globally. It is always unsettling to see the markets and one’s investment returns declining. Times like these are a reminder of why it is important to keep a long-term perspective, to ensure that your portfolio is well diversified, and to seek the counsel of your financial representative.

At Putnam, we continually strive to offer the best investment returns, innovative products, and award-winning service to our shareholders. In keeping with this tradition, we have some important and exciting news to share with you. We are pleased to announce that Robert L. Reynolds, a well-known leader and visionary in the mutual fund industry, has joined the Putnam leadership team as President and Chief Executive Officer of Putnam Investments, effective July 1, 2008. Charles E. Haldeman, former President and CEO, will take on the role of Chairman of Putnam Investment Management, LLC, the firm’s fund management company.

Mr. Reynolds brings to Putnam substantial industry experience and an outstanding record of success. He was Vice Chairman and Chief Operating Officer at Fidelity Investments from 2000 to 2007, and President of Fidelity’s Institutional Retirement Group from 1996 to 2000. We look forward to working with Bob as we continue to position Putnam to exceed our shareholders’ expectations.

Starting this month, we have changed the portfolio manager’s commentary in this report to a question-and-answer format. We feel this new approach makes the information more accessible and readable, and we hope you think so as well.

We would also like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund
Seeking growth in innovative companies

Long before most Americans could conceive of the Internet, digital music files, or a cell phone small enough to fit in their pockets, Putnam New Opportunities Fund was seeking growth potential in emerging, cutting-edge companies. The fund was also targeting stocks in more traditional industries, such as restaurants, retail stores, health care, and broadcasting, which can also offer strong growth potential.

For example, among the holdings in the fund’s portfolio shortly after the fund was introduced in 1990 was the stock of Symantec, then a 9-year-old emerging software company. Today, Symantec is a leading maker of antivirus software, which has seen explosive demand as the Internet and computer networks have become an essential component of everyday life.

The managers of the fund focus on bottom-up stock selection in seeking above-average growth for investors. Putnam’s in-house research organization, whose dedicated analysts work in teams, helps the management team find growth stocks that other investors may have overlooked. The specialized expertise of these Putnam analysts, who visit regularly with company managements, is critical to the fund’s growth strategy.

An important benefit of the fund’s strategy is its flexibility — it diversifies across a range of industries and capitalizations. The fund can invest in smaller companies that are in their emerging- or expansionary-growth phases, and these companies can remain in the fund’s portfolio until they grow to become market leaders.

Of course, historically, the growth potential offered by stocks of growing companies comes with the risk of greater price fluctuations. Combining small-cap stocks with the stocks of larger, well-established companies provides a more diversified approach to help manage those risks.

With growth opportunities continuing to emerge across industries and market capitalizations, the managers of Putnam New Opportunities Fund will continue to focus on capturing growth potential for investors.

The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. Stocks with above-average earnings growth may be more volatile, especially if earnings do not continue to grow.

In-depth analysis is key to successful stock selection.

Drawing on the expertise of a dedicated team of stock analysts, the fund’s management team seeks attractive growth stocks. Once a stock is selected for the portfolio, it is regularly assessed by the members of the team to ensure that it continues to meet their criteria, including:

Growth They examine each company’s financials, including its sales and earnings, and target those believed to offer growth potential.

Quality They look for high-quality companies, seeking characteristics such as solid management teams, sound business models, a record of strong performance, and high levels of free-cash flow.

Valuation They carefully consider how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Putnam New Opportunities Fund’s holdings
have spanned many sectors and industries over time.

Performance and portfolio snapshots

Average annual total return (%) comparison as of 6/30/08

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 8–9 for additional performance information. For a portion of the periods, this fund may have limited expenses, without which returns would have been lower. A 1% short-term trading fee may apply. To obtain the most recent month-end performance, visit www.putnam.com.

“The key to maximizing commodities’
appreciation and minimizing downside
risk isn’t choosing the individual names in
which to invest; it’s determining how the run
for the entire group will play out.That is an
ongoing focus.”

Kevin Divney, Portfolio Leader, Putnam New Opportunities Fund

Allocations are represented as a percentage of net assets and may not equal 100%. Holdings and allocations may vary over time.

Sector allocations as of 6/30/08

Kevin, thanks for taking the time to talk about Putnam New Opportunities Fund today. How did the fund perform during the period?

Results for Putnam New Opportunities Fund reflected the challenging 12-month period in the equity markets overall. For the fiscal year ended June 30, 2008, the fund posted a decline of 9.35%, trailing a 6.38% negative return of its benchmark, the Russell 3000 Growth Index, and a 6.78% loss in its Lipper peer group, Multi-Cap Growth Funds.

What were the driving forces behind the fund’s performance?

Based on a sector-by-sector analysis, one of our worst-performing areas was technology, both on an absolute and a relative basis. Within technology, stock selection hampered returns, led by Cisco Systems. Financial industry stocks also hurt performance versus the benchmark, albeit more modestly. By now, the story of the subprime credit crisis in the financial markets is well known, but we felt we were positioned defensively. The portfolio wasn’t significantly exposed to mortgages; for example, we didn’t own Countrywide Financial or Ambac Financial Group. However, the entire financials sector suffered, and owning even a few individual names had a negative impact. In the fund’s case, it was Lehman Brothers Holdings, a holding we’ve since eliminated from the portfolio. I’ve held a conservative stance regarding financials for some time — that’s why the fund has been underweight the sector — but the distances reached by the tentacles of the subprime lending crisis went far beyond what I ever imagined.

You were able to find some outstanding performers that helped mitigate some of the loss from financials. Can you highlight some names that aided performance?

On the plus side, one top pick was also a long-time holding —fertilizer producer CF Industries Holdings. With the global agricultural boom, CF Industries has seen demand for its products skyrocket, leading to a dramatic rise in share price — from $60 to $153 during the period. Early on, we believed that the company’s growth potential exceeded both the market and its sector, which was a strong validation of our investment process.

Another significant contributor was National Oilwell Varco, which manufactures and sells machinery

Broad market index and fund performance

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 6/30/08. See the previous page and pages 8–9 for additional fund performance information. Index descriptions can be found on page 13.

equipment to the oil and natural gas industries worldwide. Energy stocks on the whole have benefited from sharply rising oil and gas prices, and this company certainly is no exception. National Oilwell Varco dominates in offshore oil-rig construction and reported a record backlog in the second quarter of 2008. The company’s revenues have been growing by double digits annually, and we still think it has been recently undervalued relative to the market and its own intrinsic worth.

Besides Lehman Brothers, did any other stocks significantly detract from the fund’s performance?

One that stands out — and was a bit of a surprise — was Ceradyne, which develops, manufactures, and markets advanced technical ceramic products and components for defense, industrial, automotive/diesel, and commercial applications. Ceradyne has been a large supplier of ceramic body armor plates used to protect soldiers. We initially purchased shares of the company because, through our investment process, we identified the firm as a solid growth prospect, both in terms of valuation and quality. At the time of our initial investment, there was widespread sentiment that our troops in the Middle East didn’t have enough body armor. At the time, we felt that Ceradyne would benefit from additional military spending. However, that spending never materialized, and the stock has continued to weaken — from a peak near $80 to near $30. Due to the possibility that the military may reduce its orders if and when the war in Iraq potentially winds down, we have recently eliminated our position in the company.

Did your strategy for the fund change during the year?

One theme that emerged during the year was the need to position the portfolio appropriately in relation to global commodity plays. In the midst of a commodities boom, stocks related to those commodities tend to spike. In our mind, the key to maximizing appreciation and minimizing the downside if there’s a sharp decline isn’t choosing the individual names in which to invest; it’s determining how the run for the entire group will play out. That is an ongoing focus.

In terms of sector weightings, we made adjustments during the year. At the end of 2007, we made a decision to increase the fund’s weightings in energy and basic materials, even though we already had a slight overweight in materials. We also kept our conservative stance with respect to the financials sector. We’ve maintained a cautious stance regarding consumer discretionary stocks, given the pressures facing today’s consumer, such as the high price of gas and inflation.

Top 10 holdings

This table shows the fund’s top holdings and the percentage of the fund’s net assets that each represented as of 6/30/08. Also shown is each holding’s market sector and the specific industry within that sector. Holdings will vary over time.

HOLDING (percentage of fund’s net assets)	SECTOR	INDUSTRY

Apple Computer, Inc. (2.5%)	Technology	Computers
Microsoft Corp. (2.2%)	Technology	Software
Cisco Systems, Inc. (2.0%)	Technology	Communications equipment
Intel Corp. (1.8%)	Technology	Electronics
Hewlett-Packard Co. (1.6%)	Technology	Computers
Monsanto Co. (1.5%)	Basic materials	Chemicals
Schlumberger, Ltd. (1.4%)	Energy	Energy (oil field)
Procter & Gamble Co. (The) (1.4%)	Consumer staples	Consumer goods
Johnson & Johnson (1.4%)	Health care	Pharmaceuticals
Boeing Co. (The) (1.3%)	Capital goods	Aerospace and defense

Kevin, what’s your outlook for the fund for the rest of 2008?

I don’t foresee any drastic changes in our current sector positioning. We will, however, be keeping our eyes on the prolonged economic deceleration to see how long it persists and whether it starts to have a more significant ripple effect. One concern is the state of corporate spending on equipment and capital goods. If that starts to decelerate, we will have to re-evaluate some our holdings, particularly in the technology sector.

We also are keeping an eye out for the double-edged sword that comes with the higher commodity prices we’ve been seeing. On the one side, we have the ability to profit from commodity-related investments. The downside of rising prices, however, is diminished demand for gasoline in certain regions of the country — something we’re already seeing in Nevada and California. That, in turn, hurts oil refiners.

Overall, I am optimistic about the fund’s positioning, but the management team is ever mindful of the numerous economic conditions at play, including the potential for inflationary pressures, and that bears close watching.

Thanks for your time and insights, Kevin.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held in the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

I N V E S T M E N T  I N S I G H T

The benchmark guide for inflation in the U.S. economy is the Consumer Price Index (CPI), calculated each month by the U.S. Bureau of Labor Statistics. The national CPI is the average change over time in the prices paid by consumers for goods and services across the United States. The CPI employs a “basket” approach that compares pricing of a consistent selection of goods and services from year to year, focusing on those bought and used daily by consumers, including items ranging from fuel and food to doctors’ visits, college tuition, and haircuts. The U.S. Bureau of Labor Statistics also publishes a second inflation measurement, core CPI, which excludes the volatile fuel and food prices, leading some to believe core CPI may be the more accurate gauge of underlying inflation. In June 2008, the CPI was 5.0% higher than it was in June 2007, while core CPI rose 2.4% in the 12-month period.

Comparison of top sector weightings

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended June 30, 2008, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section of www.putnam.com or call Putnam at 1-800-225-1581. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 6/30/08

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(8/31/90)		(3/1/93)		(7/26/99)		(12/1/94)		(1/21/03)	(7/19/94)
	NAV	POP	NAV	CDSC	NAV	CDSC	NAV	POP	NAV	NAV

Annual average (life of fund)	12.47%	12.10%	11.64%	11.64%	11.63%	11.63%	11.89%	11.67%	12.20%	12.69%

10 years	8.04	1.84	0.52	0.52	0.26	0.26	2.78	–0.80	5.46	10.79
Annual average	0.78	0.18	0.05	0.05	0.03	0.03	0.27	–0.08	0.53	1.03

5 years	46.94	38.49	41.52	39.52	41.52	41.52	43.34	38.32	45.18	48.76
Annual average	8.00	6.73	7.19	6.89	7.19	7.19	7.47	6.70	7.74	8.27

3 years	15.82	9.15	13.22	10.22	13.24	13.24	14.08	10.09	14.93	16.66
Annual average	5.02	2.96	4.23	3.30	4.23	4.23	4.49	3.26	4.75	5.27

1 year	–9.35	–14.56	–10.04	–14.53	–10.04	–10.94	–9.80	–12.96	–9.58	–9.13

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After sales charge returns (public offering price, or POP) for class A and M shares reflect a maximum 5.75% and 3.50% load, respectively, as of 1/2/08. Class B share returns reflect the applicable contingent deferred sales charge (CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and, except for class Y shares, the higher operating expenses for such shares.

For a portion of the periods, this fund may have limited expenses, without which returns would have been lower.

A 1% short-term trading fee may be applied to shares exchanged or sold within 7 days of purchase.

Change in the value of a $10,000 investment ($9,425 after sales charge)

Cumulative total return from 6/30/98 to 6/30/08

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $10,052 and $10,026, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $9,920 at public offering price. A $10,000 investment in the fund’s class R and class Y shares would have been valued at $10,546 and $11,079, respectively.

Comparative index returns For periods ended 6/30/08

	Russell 3000	Lipper Multi-Cap Growth
	Growth Index	Funds category average*

Annual average (life of fund)	9.05%	11.27%

10 years	11.36	56.80
Annual average	1.08	4.00

5 years	43.93	59.02
Annual average	7.56	9.54

3 years	18.88	23.22
Annual average	5.93	7.06

1 year	–6.38	–6.78

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 6/30/08, there were 493, 374, 314, 135, and 30 funds, respectively, in this Lipper category.

Fund price and distribution information For the 12-month period ended 6/30/08

	Class A		Class B	Class C	Class M		Class R	Class Y

Share value:	NAV	POP	NAV	NAV	NAV	POP	NAV	NAV

6/30/07	$53.15	$56.39*	$47.13	$50.01	$49.50	$51.30*	$52.60	$55.17

6/30/08	48.18	51.12	42.40	44.99	44.65	46.27	47.56	50.13

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

* Reflects an increase in sales charges that took effect on 1/2/08.

Fund’s annual operating expenses For the fiscal year ended 6/30/07

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual fund operating expenses	1.17%	1.92%	1.92%	1.67%	1.42%	0.92%

Expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown in the next section and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund limited these expenses; had it not done so, expenses would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The following table shows the expenses you would have paid on a $1,000 investment in Putnam New Opportunities Fund from January 1, 2008, to June 30, 2008. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$5.96	$9.53	$9.53	$8.34	$7.15	$4.77

Ending value (after expenses)	$919.10	$915.60	$915.50	$916.80	$917.80	$920.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended June 30, 2008, use the following calculation method. To find the value of your investment on January 1, 2008, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*	$6.27	$10.02	$10.02	$8.77	$7.52	$5.02

Ending value (after expenses)	$1,018.65	$1,014.92	$1,014.92	$1,016.16	$1,017.40	$1,019.89

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/08. The expense ratio may differ for each share class (see the last table in this section). Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Compare expenses using industry averages

You can also compare your fund’s expenses with the average of its peer group, as defined by Lipper, an independent fund-rating agency that ranks funds relative to others that Lipper considers to have similar investment styles or objectives. The expense ratio for each share class shown below indicates how much of your fund’s average net assets have been used to pay ongoing expenses during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Your fund’s annualized expense ratio*	1.25%	2.00%	2.00%	1.75%	1.50%	1.00%

Average annualized expense ratio for Lipper peer group†	1.31%	2.06%	2.06%	1.81%	1.56%	1.06%

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

† Putnam keeps fund expenses below the Lipper peer group average expense ratio by limiting our fund expenses if they exceed the Lipper average. The Lipper average is a simple average of front-end load funds in the peer group that excludes 12b-1 fees as well as any expense offset and brokerage service arrangements that may reduce fund expenses. To facilitate the comparison in this presentation, Putnam has adjusted the Lipper average to reflect 12b-1 fees. Investors should note that the other funds in the peer group may be significantly smaller or larger than the fund, and that an asset-weighted average would likely be lower than the simple average. Also, the fund and Lipper report expense data at different times; the fund’s expense ratio shown here is annualized data for the most recent six-month period, while the quarterly updated Lipper average is based on the most recent fiscal-year end data available for the peer group funds as of 6/30/08.

Your fund’s portfolio turnover and Morningstar® Risk

Putnam funds are actively managed by teams of experts who buy and sell securities based on intensive analysis of companies, industries, economies, and markets. Portfolio turnover is a measure of how often a fund’s managers buy and sell securities for your fund. A portfolio turnover of 100%, for example, means that the managers sold and replaced securities valued at 100% of a fund’s average portfolio value within a given period. Funds with high turnover may be more likely to generate capital gains that must be distributed to shareholders as taxable income. High turnover may also cause a fund to pay more brokerage commissions and other transaction costs, which may detract from performance.

You can use the following table to compare your fund’s turnover with the average turnover for funds in its Lipper category.

Turnover comparisons

Percentage of holdings that change every year

	2008	2007	2006	2005	2004

Putnam New Opportunities Fund	126%	91%	84%	97%	61%

Lipper Multi-Cap Growth Funds category average	105%	108%	108%	117%	125%

Turnover data for the fund is calculated based on the fund’s fiscal-year period, which ends on June 30. Turnover data for the fund’s Lipper category is calculated based on the average of the turnover of each fund in the category for its fiscal year ended during the indicated year. Fiscal years vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for 2008 is based on information available as of 6/30/08.

Your fund’s Morningstar® Risk

This risk comparison is designed to help you understand how your fund compares with other funds. The comparison utilizes a risk measure developed by Morningstar, an independent fund-rating agency. This risk measure is referred to as the fund’s Morningstar Risk.

Your fund’s Morningstar Risk is shown alongside that of the average fund in its Morningstar category. The risk bar broadens the comparison by translating the fund’s Morningstar Risk into a percentile, which is based on the fund’s ranking among all funds rated by Morningstar as of June 30, 2008. A higher Morningstar Risk generally indicates that a fund’s monthly returns have varied more widely.

Morningstar determines a fund’s Morningstar Risk by assessing variations in the fund’s monthly returns — with an emphasis on downside variations — over a 3-year period, if available. Those measures are weighted and averaged to produce the fund’s Morningstar Risk. The information shown is provided for the fund’s class A shares only; information for other classes may vary. Morningstar Risk is based on historical data and does not indicate future results. Morningstar does not purport to measure the risk associated with a current investment in a fund, either on an absolute basis or on a relative basis. Low Morningstar Risk does not mean that you cannot lose money on an investment in a fund. Copyright 2008 Morningstar, Inc. All Rights Reserved. The information contained herein (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Your fund’s management

Your fund is managed by the members of the Putnam Mid-Cap Growth and Small and Emerging Growth teams. Kevin Divney, Raymond Haddad, and Gerald Moore are the Portfolio Leaders, and Brian DeChristopher and Richard Weed are Portfolio Members, of your fund. The Portfolio Leaders and Portfolio Members coordinate the team’s management of the fund.

For a complete listing of the members of the Putnam Mid-Cap Growth and Small and Emerging Growth teams, including those who are not Portfolio Leaders or Portfolio Members of your fund, please visit the Individual Investors section of www.putnam.com.

Trustee and Putnam employee fund ownership

As of June 30, 2008, all of the Trustees of the Putnam funds owned fund shares. The table below shows the approximate value of investments in the fund and all Putnam funds as of that date by the Trustees and Putnam employees. These amounts include investments by the Trustees’ and employees’ immediate family members and investments through retirement and deferred compensation plans.

	Assets in	Total assets in
	the fund	all Putnam funds

Trustees	$522,000	$85,000,000

Putnam employees	$12,964,000	$602,000,000

Other Putnam funds managed by the Portfolio Leaders and Portfolio Members

Kevin Divney is also a Portfolio Leader of Putnam Vista Fund.

Raymond Haddad is also a Portfolio Leader of Putnam OTC & Emerging Growth Fund and Putnam Vista Fund. He is also a Portfolio Member of Putnam Discovery Growth Fund.

Brian DeChristopher is also a Portfolio Member of Putnam Vista Fund.

Richard Weed is also a Portfolio Leader of Putnam Discovery Growth Fund, Putnam OTC & Emerging Growth Fund, and Putnam Small Cap Growth Fund.

Kevin Divney, Raymond Haddad, Gerald Moore, Brian DeChristopher, and Richard Weed may also manage other accounts and variable trust funds advised by Putnam Management or an affiliate.

Investment team fund ownership

The following table shows how much the fund’s current Portfolio Leaders and Portfolio Members have invested in the fund and in all Putnam mutual funds (in dollar ranges). Information shown is as of June 30, 2008, and June 30, 2007.

N/A indicates the individual was not a Portfolio Leader or Portfolio Member as of 6/30/07.

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. NAV is calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Lehman Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

Merrill Lynch 91-Day Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Growth Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their growth orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”). In this regard, the Board of Trustees, with the assistance of its Contract Committee consisting solely of Trustees who are not “interested persons” (as such term is defined in the Investment Company Act of 1940, as amended) of the Putnam funds (the “Independent Trustees”), requests and evaluates all information it deems reasonably necessary under the circumstances. Over the course of several months ending in June 2008, the Contract Committee met several times to consider the information provided by Putnam Management and other information developed with the assistance of the Board’s independent counsel and independent staff. The Contract Committee reviewed and discussed key aspects of this information with all of the Independent Trustees. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management contract, effective July 1, 2008.

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds and the costs incurred by Putnam Management in providing such services, and

• That this fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees, were subject to the continued application of certain expense reductions and waivers and other considerations noted below, and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the fee arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that certain aspects of such arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements in prior years.

Management fee schedules and categories; total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints, and the assignment of funds to particular fee categories. In reviewing fees and expenses, the Trustees generally focused their attention on material changes in circumstances — for example, changes in a fund’s size or investment style, changes in Putnam Management’s operating costs or responsibilities, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund, which had been carefully developed over the years, re-examined on many occasions and adjusted where appropriate. In this regard, the Trustees also noted that shareholders of your fund voted in 2007 to approve new management contracts containing an identical fee structure. The Trustees focused on two areas of particular interest, as discussed further below:

• Competitiveness. The Trustees reviewed comparative fee and expense information for competitive funds, which indicated that, in a custom peer group of competitive funds selected by Lipper Inc., your fund ranked in the 10th percentile in management fees and in the 14th percentile in total expenses (less any applicable 12b-1 fees) as of December 31, 2007 (the first percentile being the least expensive funds and the 100th percentile being the most expensive funds). (Because the fund’s custom peer group is smaller than the fund’s broad Lipper Inc. peer group, this expense information may differ from the Lipper peer expense information found elsewhere in this report.) The Trustees noted that expense ratios for a number of Putnam funds, which show the percentage of fund assets used to pay for management and administrative services, distribution (12b-1) fees and other expenses, had been increasing recently as a result of declining net assets and the natural operation of fee breakpoints.

The Trustees noted that the expense ratio increases described above were currently being controlled by expense limitations initially implemented in January 2004. The Trustees have received a commitment from Putnam Management and its parent company to continue this program through at least June 30, 2009. These expense limitations give effect to a commitment by Putnam Management that the expense ratio of each open-end fund would be no higher than the average expense ratio of the competitive funds included in the fund’s relevant Lipper universe (exclusive of any applicable 12b-1 charges in each case). The Trustees observed that this commitment to limit fund expenses has served shareholders well since its inception.

In order to ensure that the expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees requested, and Putnam Management agreed, to extend for the twelve months beginning July 1, 2008, an additional expense limitation for certain funds at an amount equal to the average expense ratio (exclusive of 12b-1 charges) of a custom peer group of competitive funds selected by Lipper to correspond to the size of the fund. This additional expense limitation will be applied to those open-end funds that had above-average expense ratios (exclusive of 12b-1 charges) based on the custom peer group data for the period ended December 31, 2007. This additional expense limitation will not be applied to your fund because it had a below-average expense ratio relative to its custom peer group.

In addition, the Trustees devoted particular attention to analyzing the Putnam funds’ fees and expenses relative to those of competitors in fund complexes of comparable size and with a comparable mix of asset categories. The Trustees concluded that this analysis did not reveal any matters requiring further attention at the current time.

• Economies of scale. Your fund currently has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale, which means that the effective management fee rate of the fund (as a percentage of fund assets) declines as the fund grows in size and crosses specified asset thresholds. Conversely, if the fund shrinks in size — as has been the case for many Putnam funds in recent years — these breakpoints result in increasing fee levels. In recent years, the Trustees have examined the operation of the existing breakpoint structure during periods of both growth and decline in asset levels. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale at current asset levels.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services to be provided and profits to be realized by Putnam Management and its affiliates from the relationship with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability with respect to the funds’ managementcontracts, allocated on a fund-by-fund basis.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the Investment Oversight Coordinating Committee of the Trustees and the Investment Oversight Committees of the Trustees, which had met on a regular monthly basis with the funds’ portfolio teams throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — as measured by the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to such personnel, and in general the ability of Putnam Management to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period. The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and with the performance of competitive funds.

While the Trustees noted the satisfactory investment performance of certain Putnam funds, they considered the disappointing investment performance of many funds in recent periods, particularly over periods in 2007 and 2008. They discussed with senior management of Putnam Management the factors contributing to such underperformance and actions being taken to improve performance. The Trustees recognized that, in recent years, Putnam Management has taken steps to strengthen its investment personnel and processes to address areas of underperformance, including recent efforts to further centralize Putnam Management’s equity research function. In this regard, the Trustees took into consideration efforts by Putnam Management to improve its ability to assess and mitigate investment risk in individual funds, across asset classes, and across the complex as a whole. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional changes to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that your fund’s class A share cumulative total return performance at net asset value was in the following percentiles of its Lipper Inc. peer group (Lipper Multi-Cap Growth Funds) for the one-year, three-year and five-year periods ended December 31, 2007 (the first percentile being the best-performing funds and the 100th percentile being the worst-performing funds):

One-year period	89th

Three-year period	77th

Five-year period	75th

(Because of the passage of time, these performance results may differ from the performance results for more recent periods shown elsewhere in this report.) Over the one-year, three-year and five-year periods ended December 31, 2007, there were 518, 399, and 339 funds, respectively, in your fund’s Lipper peer group.* Pastperformance is no guarantee of future returns.

The Trustees noted the disappointing performance for your fund for the one-year and three-year periods ended December 31, 2007. In this regard, the Trustees considered that, similar to the experience of certain other Putnam Funds with exposure to the large-cap equity space, your fund’s performance would have been materially better over these periods but for the performance of a limited number of portfolio choices in the financial sector that experienced extreme distress in the market turmoil that began in the summer of 2007. In addition, following leadership and portfolio management team changes, Putnam Management continues to make efforts to enhance the strength of the Large Cap Equities team, and Putnam Management has centralized the equity research structure. These changes were made to strengthen the investment process, which focuses on a blend of quantitative techniques and fundamental analysis, and to enhance the performance potential for Putnam funds with exposure to the large-cap equity space.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance problems. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on the responsiveness of Putnam Management in the recent past to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; other benefits

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage and soft-dollar allocations, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that may be useful to Putnam Management in managing the assets of the fund and of other clients. The Trustees considered changes made in 2008, at Putnam Management’s request, to the Putnam funds’ brokerage allocation policy, which expanded the permitted categories of brokerage and research services payable with soft dollars and increased the permitted soft dollar allocation to third-party services over what had been authorized in previous years. The Trustees indicated their continued intent to monitor the potential benefits associated with the allocation of fund brokerage and trends in industry practice to ensure that the principle of seeking “best price and execution” remains paramount in the portfolio trading process.

The Trustees’ annual review of your fund’s management contract arrangements also included the review of its distributor’s contract and distribution plan with Putnam Retail Management Limited Partnership and the investor servicing agreement with Putnam Fiduciary Trust Company (“PFTC”), each of which provides benefits to affiliates of Putnam Management. In the case of the investor servicing agreement, the Trustees considered that certain shareholder servicing functions were shifted to a third-party service provider by PFTC in 2007.

Comparison of retail and institutional fee schedules

The information examined by the Trustees as part of their annual contract review has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, etc. This information included comparisons of such fees with fees charged to the funds, as well as a detailed assessment of the differences in the services provided to these two types of clients. The Trustees observed, in this regard, that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients reflect to a substantial degree historical competitive forces operating in separate market places. The Trustees considered the fact that fee rates across different asset classes are typically higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to institutional clients of the firm, but did not rely on such comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

* The percentile rankings for your fund’s class A share annualized total return performance in the Lipper Multi-Cap Growth Funds category for the one-year, five-year and ten-year periods ended June 30, 2008 were 69%, 64% and 78%, respectively. Over the one-year, five-year and ten-year periods ended June 30, 2008, your fund ranked 339th out of 493, 201st out of 314, and 106th out of 135 funds, respectively. Note that this more recent information was not available when the Trustees approved the continuance of your fund’s management contract.

Other information for shareholders

Putnam’s policy on confidentiality

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ addresses, telephone numbers, Social Security numbers, and the names of their financial representatives. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances. It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and, in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use. Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial representative, if you’ve listed one on your Putnam account. If you would like clarification about our confidentiality policies or have any questions or concerns, please don’t hesitate to contact us at 1-800-225-1581, Monday through Fri-day, 8:30 a.m. to 7:00 p.m., or Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008, are available in the Individual Investors section of www.putnam.com, and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the Public Reference Room.

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semi-annual report, the highlight table also includes the current reporting period.

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
Putnam New Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund’s portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam New Opportunities Fund (the “fund”) at June 30, 2008, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 8, 2008

The fund’s portfolio 6/30/08

COMMON STOCKS (99.5%)*	Shares	Value

Advertising and Marketing Services (0.4%)
Omnicom Group, Inc. S	326,100	$14,635,368

		14,635,368
Aerospace and Defense (2.7%)
Boeing Co. (The)	665,551	43,740,012

Lockheed Martin Corp.	278,900	27,516,274

Precision Castparts Corp.	26,687	2,571,826

Raytheon Co.	282,300	15,887,844

		89,715,956
Banking (0.7%)
Northern Trust Corp. S	300,200	20,584,714

Umpqua Holdings Corp. S	215,700	2,616,441

		23,201,155
Beverage (1.0%)
PepsiCo, Inc.	456,416	29,023,493

Tsingtao Brewery Co., Ltd. ADR (China)	128,700	2,696,265

		31,719,758
Biotechnology (3.3%)
American Oriental Bioengineering, Inc.
(China) † S	729,900	7,204,113

Amgen, Inc. †	225,900	10,653,444

Applera Corp. — Applied Biosystems Group	180,600	6,046,488

eResearch Technology, Inc. †	314,627	5,487,095

Genentech, Inc. †	160,100	12,151,590

Genzyme Corp. †	287,759	20,724,403

Gilead Sciences, Inc. † S	687,700	36,413,715

Illumina, Inc. † S	66,500	5,792,815

Invitrogen Corp. † S	136,000	5,339,360

		109,813,023
Building Materials (0.2%)
Stanley Works (The) S	122,400	5,487,192

		5,487,192
Cable Television (0.4%)
DirecTV Group, Inc. (The) †	504,800	13,079,368

		13,079,368
Chemicals (4.6%)
Airgas, Inc.	83,700	4,887,243

Celanese Corp. Ser. A	493,600	22,537,776

CF Industries Holdings, Inc.	41,100	6,280,080

FMC Corp. S	88,200	6,830,208

Monsanto Co.	395,324	49,984,767

Mosaic Co. (The) † S	147,692	21,371,032

Potash Corp. of Saskatchewan (Canada)	87,500	19,999,875

Sigma-Adrich Corp. S	262,318	14,128,447

Terra Industries, Inc. S	127,210	6,277,814

		152,297,242
Coal (0.7%)
Massey Energy Co.	247,382	23,192,063

		23,192,063
Commercial and Consumer Services (1.3%)
Alliance Data Systems Corp. † S	186,500	10,546,575

Chemed Corp. S	71,800	2,628,598

EZCORP, Inc. Class A † S	291,192	3,712,698

Maximus, Inc. S	182,800	6,365,096

Navigant Consulting, Inc. † S	336,400	6,579,984

Net 1 UEPS Technologies, Inc. (South Africa) †	189,900	4,614,570

Visa, Inc. Class A	120,070	9,762,892

		44,210,413

COMMON STOCKS (99.5%)* cont.	Shares	Value

Communications Equipment (4.9%)
Cisco Systems, Inc. †	2,904,415	$67,556,693

Corning, Inc.	1,084,300	24,993,115

F5 Networks, Inc. †	600,024	17,052,682

Harris Corp.	93,200	4,705,668

Juniper Networks, Inc. † S	789,000	17,500,020

Qualcomm, Inc.	642,900	28,525,473

		160,333,651
Computers (6.7%)
ANSYS, Inc. † S	145,600	6,860,672

Apple Computer, Inc. †	500,129	83,741,600

EMC Corp. †	813,400	11,948,846

Hewlett-Packard Co.	1,196,683	52,905,355

IBM Corp.	282,444	33,478,087

Integral Systems, Inc.	86,400	3,343,680

Nuance Communications, Inc. † S	374,400	5,866,848

Seagate Technology (Cayman Islands) S	782,700	14,973,051

Teradata Corp. †	161,600	3,739,424

Xyratex, Ltd. (Bermuda) †	154,900	2,579,085

		219,436,648
Conglomerates (1.2%)
Honeywell International, Inc.	473,220	23,793,502

Walter Industries, Inc.	134,300	14,607,811

		38,401,313
Consumer (0.1%)
Black & Decker Manufacturing Co. S	80,600	4,635,306

		4,635,306
Consumer Goods (2.4%)
Church & Dwight Co., Inc.	97,030	5,467,641

Colgate-Palmolive Co.	385,500	26,638,050

Procter & Gamble Co. (The)	746,402	45,388,706

		77,494,397
Consumer Services (0.2%)
Sapient Corp. †	927,300	5,953,266

		5,953,266
Electric Utilities (1.5%)
DPL, Inc. S	249,600	6,584,448

Edison International	410,100	21,070,938

Exelon Corp.	245,556	22,090,218

		49,745,604
Electrical Equipment (1.3%)
Emerson Electric Co.	602,400	29,788,680

Insteel Industries, Inc. S	229,006	4,193,100

Molex, Inc. S	424,000	10,349,840

		44,331,620
Electronics (4.7%)
Altera Corp.	938,013	19,416,869

Analog Devices, Inc.	455,100	14,458,527

ARM Holdings PLC ADR (United Kingdom) S	726,765	3,699,234

Celestica, Inc. (Canada) †	571,100	4,814,373

Intel Corp. S	2,791,763	59,967,069

Marvell Technology Group, Ltd. (Bermuda) †	425,700	7,517,862

Multi-Fineline Electronix, Inc. † S	200,700	5,553,369

NVIDIA Corp. † S	666,517	12,477,198

Synopsys, Inc. †	444,000	10,616,040

Thermo Electron Corp. † S	270,900	15,097,257

		153,617,798
Energy (Oil Field) (6.5%)
Basic Energy Services, Inc. † S	242,700	7,645,050

Cameron International Corp. † S	295,300	16,344,855

ENSCO International, Inc.	244,500	19,740,930

FMC Technologies, Inc. † S	215,600	16,586,108

COMMON STOCKS (99.5%)* cont.	Shares	Value

Energy (Oil Field) cont.
Grey Wolf, Inc. † S	886,900	$8,008,707

Halliburton Co. S	569,700	30,233,979

National-Oilwell Varco, Inc. †	303,100	26,891,032

Noble Corp. S	328,000	21,306,880

Pride International, Inc. † S	154,800	7,320,492

Rowan Cos., Inc. S	151,200	7,068,600

Schlumberger, Ltd. S	438,711	47,130,723

Superior Energy Services † S	132,300	7,295,022

		215,572,378
Energy (Other) (0.8%)
JA Solar Holdings Co., Ltd. ADR (China) † S	405,274	6,828,867

Solarfun Power Holdings Co., Ltd.
ADR (China) † S	245,600	4,298,000

Suntech Power Holdings Co., Ltd.
ADR (China) † S	79,500	2,978,070

Vestas Wind Systems A/S (Denmark) †	82,000	10,704,342

		24,809,279
Engineering & Construction (1.1%)
Fluor Corp.	161,969	30,139,192

Jacobs Engineering Group, Inc. † S	83,900	6,770,730

		36,909,922
Environmental (0.4%)
Foster Wheeler, Ltd. †	161,700	11,828,355

		11,828,355
Financial (0.8%)
Assurant, Inc.	212,000	13,983,520

Credit Acceptance Corp. † S	132,600	3,389,256

JPMorgan Chase & Co.	304,513	10,447,841

		27,820,617
Food (0.1%)
Del Monte Foods Co. S	523,800	3,718,980

		3,718,980
Health Care Services (2.4%)
Amedisys, Inc. † S	104,200	5,253,764

AMERIGROUP Corp. † S	774,526	16,110,141

Centene Corp. †	292,200	4,906,038

Charles River Laboratories International, Inc. † S	99,000	6,328,080

Express Scripts, Inc. †	157,400	9,872,128

Henry Schein, Inc. † S	201,600	10,396,512

Hooper Holmes, Inc. †	1,071,099	1,092,521

Laboratory Corp. of America Holdings † S	240,842	16,769,828

Sun Healthcare Group, Inc. †	291,200	3,899,168

WellCare Health Plans, Inc. † S	87,200	3,152,280

		77,780,460
Homebuilding (0.2%)
NVR, Inc. † S	12,900	6,451,032

		6,451,032
Insurance (0.1%)
Amtrust Financial Services, Inc.	209,199	2,635,907

		2,635,907
Investment Banking/Brokerage (1.5%)
Goldman Sachs Group, Inc. (The)	130,200	22,771,980

Lazard, Ltd. Class A (Bermuda)	144,700	4,941,505

T. Rowe Price Group, Inc.	223,900	12,643,633

TD Ameritrade Holding Corp. †	545,300	9,864,477

		50,221,595
Machinery (2.3%)
AGCO Corp. † S	225,136	11,799,378

Caterpillar, Inc.	343,300	25,342,406

Chart Industries, Inc. †	130,400	6,342,656

Joy Global, Inc. S	167,200	12,678,776

Manitowoc Co., Inc. (The) S	205,300	6,678,409

COMMON STOCKS (99.5%)* cont.	Shares	Value

Machinery cont.
Terex Corp. †	83,700	$4,299,669

Timken Co. S	244,100	8,040,654

		75,181,948
Manufacturing (1.5%)
Actuant Corp. Class A S	690,300	21,640,905

Illinois Tool Works, Inc. S	317,000	15,060,670

Mettler-Toledo International, Inc. †	70,500	6,687,630

Nordson Corp. S	69,500	5,065,855

		48,455,060
Medical Technology (6.2%)
Baxter International, Inc.	651,058	41,628,649

Becton, Dickinson and Co.	336,762	27,378,751

China Medical Technologies, Inc. ADR (China) S	148,000	7,311,200

DENTSPLY International, Inc.	329,500	12,125,600

Edwards Lifesciences Corp. † S	111,300	6,905,052

Kinetic Concepts, Inc. † S	128,200	5,116,462

Medtronic, Inc.	775,301	40,121,827

Millipore Corp. † S	76,400	5,184,504

Patterson Cos., Inc. † S	204,900	6,022,011

Techne Corp. † S	88,000	6,810,320

Varian Medical Systems, Inc. † S	232,400	12,049,940

Waters Corp. †	433,600	27,967,200

Zoll Medical Corp. † S	146,300	4,925,921

		203,547,437
Metals (3.6%)
Agnico-Eagle Mines, Ltd. (Canada)	94,100	6,998,217

AK Steel Holding Corp. S	73,900	5,099,100

Barrick Gold Corp. (Canada) S	168,500	7,666,750

Cleveland-Cliffs, Inc.	65,900	7,854,621

Coeur d’Alene Mines Corp. † S	1,190,200	3,451,580

Freeport-McMoRan Copper & Gold, Inc.
Class B S	330,200	38,696,138

Newmont Mining Corp. S	178,243	9,297,155

Nucor Corp.	207,200	15,471,624

United States Steel Corp.	127,500	23,559,450

		118,094,635
Natural Gas Utilities (0.1%)
Questar Corp.	54,700	3,885,888

		3,885,888
Oil & Gas (5.9%)
Comstock Resources, Inc. † S	148,400	12,529,412

Devon Energy Corp.	83,000	9,973,280

Exxon Mobil Corp.	313,266	27,608,133

Holly Corp. S	124,800	4,607,616

Noble Energy, Inc.	181,300	18,231,528

Occidental Petroleum Corp.	441,500	39,673,190

Penn West Energy Trust (Canada)	183,800	6,219,792

Petroleo Brasileiro SA ADR (Brazil)	460,372	32,608,149

Pioneer Drilling Co. †	266,500	5,012,865

Rex Energy Corp. † S	120,900	3,191,760

Unit Corp. † S	94,000	7,799,180

Western Refining, Inc. S	161,340	1,910,266

Whiting Petroleum Corp. †	49,200	5,219,136

XTO Energy, Inc. S	267,580	18,331,906

		192,916,213
Pharmaceuticals (2.8%)
Abbott Laboratories	357,900	18,957,963

Cephalon, Inc. † S	84,000	5,601,960

Johnson & Johnson	695,435	44,744,288

COMMON STOCKS (99.5%)* cont.	Shares	Value

Pharmaceuticals cont.
King Pharmaceuticals, Inc. † S	465,700	$4,875,879

PharMerica Corp. † S	163,800	3,700,242

Watson Pharmaceuticals, Inc. † S	509,989	13,856,401

		91,736,733
Publishing (0.3%)
Marvel Entertainment, Inc. † S	254,400	8,176,416

		8,176,416
Railroads (0.7%)
Burlington Northern Santa Fe Corp.	220,300	22,005,767

		22,005,767
Real Estate (0.5%)
Simon Property Group, Inc. R	195,000	17,528,550

		17,528,550
Regional Bells (0.4%)
Verizon Communications, Inc.	367,338	13,003,765

		13,003,765
Restaurants (2.3%)
Brinker International, Inc. S	271,811	5,137,228

CBRL Group, Inc. S	153,200	3,754,932

Darden Restaurants, Inc. S	171,300	5,471,322

Jack in the Box, Inc. †	200,400	4,490,964

McDonald’s Corp.	674,200	37,903,524

Yum! Brands, Inc.	511,319	17,942,184

		74,700,154
Retail (5.2%)
Aeropostale, Inc. † S	524,200	16,423,186

AutoZone, Inc. †	139,844	16,922,522

Big Lots, Inc. † S	209,700	6,551,028

BJ’s Wholesale Club, Inc. † S	425,423	16,463,870

Dress Barn, Inc. † S	502,400	6,722,112

GameStop Corp. † S	122,100	4,932,840

Kroger Co. S	448,000	12,933,760

NBTY, Inc. †	192,000	6,155,520

Perry Ellis International, Inc. †	233,300	4,950,626

Priceline.com, Inc. † S	137,890	15,920,779

Staples, Inc.	604,900	14,366,375

Supervalu, Inc. S	163,000	5,035,070

TJX Cos., Inc. (The) S	810,071	25,492,934

Wal-Mart Stores, Inc.	360,700	20,271,340

		173,141,962
Schools (0.4%)
Apollo Group, Inc. Class A †	254,100	11,246,466

New Oriental Education & Technology
Group ADR (China) †	52,800	3,084,576

		14,331,042
Semiconductor (0.7%)
Atmel Corp. † S	1,231,200	4,284,576

Lam Research Corp. †	177,200	6,405,780

Linear Technology Corp. S	385,800	12,565,506

		23,255,862
Shipping (0.7%)
Frontline, Ltd. (Bermuda) S	93,700	6,538,386

Kirby Corp. †	363,200	17,433,600

		23,971,986
Software (5.4%)
Activision, Inc. †	383,700	13,072,659

Adobe Systems, Inc. †	978,081	38,526,611

BMC Software, Inc. † S	393,400	14,162,400

Informatica Corp. † S	308,100	4,633,824

JDA Software Group, Inc. † S	199,500	3,610,950

Microsoft Corp.	2,646,373	72,801,721

COMMON STOCKS (99.5%)* cont.	Shares	Value

Software cont.
Oracle Corp. †	1,112,100	$23,354,100

S1 Corp. †	376,557	2,850,536

Sybase, Inc. †	211,800	6,231,156

		179,243,957
Staffing (0.1%)
Korn/Ferry International †	278,900	4,387,097

		4,387,097
Technology (0.2%)
Affiliated Computer Services, Inc. Class A †	126,300	6,755,787

		6,755,787
Technology Services (3.9%)
Accenture, Ltd. Class A (Bermuda)	1,042,695	42,458,540

Acxiom Corp.	510,200	5,862,198

eBay, Inc. †	618,600	16,906,338

Google, Inc. Class A †	59,900	31,532,558

Ingram Micro, Inc. Class A †	346,500	6,150,375

NetEase.com ADR (China) † S	294,700	6,421,513

Salesforce.com, Inc. † S	73,400	5,008,082

Shanda Interactive Entertainment, Ltd.
ADR (China) †	175,600	4,767,540

Sohu.com, Inc. (China) †	62,900	4,430,676

VeriSign, Inc. † S	159,900	6,044,220

		129,582,040
Telecommunications (1.1%)
GeoEye, Inc. † S	119,200	2,111,032

InterDigital, Inc. † S	222,300	5,406,336

NeuStar, Inc. Class A † S	387,660	8,357,950

NII Holdings, Inc. †	135,700	6,444,393

Novatel Wireless, Inc. † S	389,400	4,334,022

Premiere Global Services, Inc. † S	552,900	8,061,282

		34,715,015
Textiles (1.1%)
NIKE, Inc. Class B S	625,400	37,280,091

		37,280,091
Tobacco (1.5%)
Lorillard, Inc. †	205,300	14,198,548

Philip Morris International, Inc.	721,000	35,610,190

		49,808,738
Toys (0.3%)
Hasbro, Inc. S	313,100	11,183,932

		11,183,932
Trucks & Parts (0.1%)
Fuel Systems Solutions, Inc. †	98,900	3,807,650

		3,807,650
Total common stocks (cost $3,226,139,340)		$3,279,747,391

SHORT-TERM INVESTMENTS (20.4%)*	Principal amount/shares	Value
Short-term investments held as collateral for loaned securities with yields ranging from 2.00% to 3.75% and
due dates ranging from July 1, 2008 to August 19, 2008 [d]	$653,490,532	$652,748,896

Putnam Prime Money Market Fund [e]	18,870,085	18,870,085

Total short-term investments (cost $671,618,981)		$671,618,981

TOTAL INVESTMENTS
Total investments (cost $3,897,758,321)		$3,951,366,372

* Percentages indicated are based on net assets of $3,296,163,065.

† Non-income-producing security.

d See Note 1 to the financial statements.

e See Note 5 to the financial statements regarding investments in Putnam Prime Money Market Fund.

R Real Estate Investment Trust.

S Securities on loan, in part or in entirety, at June 30, 2008.

At June 30, 2008, liquid assets totaling $124,091 have been designated as collateral for open options.

ADR after the name of a foreign holding stands for American Depository Receipts representing ownership of foreign securities on deposit with a custodian bank.

WRITTEN OPTIONS OUTSTANDING at 6/30/08 (premiums received $67,793)	Contract	Expiration date/
	amount	strike price	Value

Big Lots, Inc. (Call)	$25,500	Jul 08/$30.89	$44,141

Walter Industries, Inc. (Call)	7,830	Jul 08/103.07	79,950

Total			$124,091

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities 6/30/08

ASSETS

Investment in securities, at value, including $634,592,086
of securities on loan (Note 1):
Unaffiliated issuers (identified cost $3,878,888,236)	$3,932,496,287
Affiliated issuers (identified cost $18,870,085) (Note 5)	18,870,085

Cash	1,971,001

Dividends, interest and other receivables	2,710,962

Receivable for shares of the fund sold	1,182,904

Receivable for securities sold	69,565,261

Total assets	4,026,796,500

LIABILITIES

Payable for securities purchased	56,144,944

Payable for shares of the fund repurchased	12,194,610

Payable for compensation of Manager (Notes 2 and 5)	4,746,896

Payable for investor servicing fees (Note 2)	1,114,458

Payable for custodian fees (Note 2)	22,854

Payable for Trustee compensation and expenses (Note 2)	938,147

Payable for administrative services (Note 2)	4,813

Payable for distribution fees (Note 2)	1,988,298

Written options outstanding, at value
(premiums received $67,793) (Notes 1 and 3)	124,091

Collateral on securities loaned, at value (Note 1)	652,748,896

Other accrued expenses	605,428

Total liabilities	730,633,435

Net assets	$3,296,163,065

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$6,425,524,604

Accumulated net investment loss (Note 1)	(11,439)

Accumulated net realized loss on investments
and foreign currency transactions (Note 1)	(3,182,901,429)

Net unrealized appreciation of investments assets
and liabilities in foreign currencies	53,551,329

Total — Representing net assets applicable to
capital shares outstanding	$3,296,163,065

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($2,585,412,212 divided by 53,660,178 shares)	$48.18

Offering price per class A share (100/94.25 of $48.18)*	$51.12

Net asset value and offering price per class B share
($278,413,574 divided by 6,565,951 shares)**	$42.40

Net asset value and offering price per class C share
($27,355,008 divided by 608,020 shares)**	$44.99

Net asset value and redemption price per class M share
($50,255,745 divided by 1,125,614 shares)	$44.65

Offering price per class M share (100/96.50 of $44.65)*	$46.27

Net asset value, offering price and redemption price per
class R share ($3,215,070 divided by 67,596 shares)	$47.56

Net asset value, offering price and redemption price per
class Y share ($351,511,456 divided by 7,011,338 shares)	$50.13

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Statement of operations Year ended 6/30/08

INVESTMENT INCOME

Dividends (net of foreign tax of $226,324)	$34,771,645

Interest (including interest income of $571,968
from investments in affiliated issuers) (Note 5)	732,923

Securities lending	744,556

Total investment income	36,249,124

EXPENSES

Compensation of Manager (Note 2)	20,966,252

Investor servicing fees (Note 2)	14,443,798

Custodian fees (Note 2)	104,739

Trustee compensation and expenses (Note 2)	119,592

Administrative services (Note 2)	73,881

Distribution fees — Class A (Note 2)	7,476,027

Distribution fees — Class B (Note 2)	3,823,898

Distribution fees — Class C (Note 2)	313,554

Distribution fees — Class M (Note 2)	448,581

Distribution fees — Class R (Note 2)	12,255

Other	1,325,912

Non-recurring costs (Notes 2 and 6)	7,082

Costs assumed by Manager (Notes 2 and 6)	(7,082)

Fees waived and reimbursed by Manager (Note 5)	(11,845)

Total expenses	49,096,644

Expense reduction (Note 2)	(603,682)

Net expenses	48,492,962

Net investment loss	(12,243,838)

Net realized loss on investments (Notes 1 and 3)	(9,276,818)

Net realized loss on futures contracts (Note 1)	(2,178,164)

Net realized loss on foreign currency transactions (Note 1)	(4,995)

Net realized gain on written options (Notes 1 and 3)	469,186

Net unrealized appreciation of assets and liabilities
in foreign currencies during the year	618

Net unrealized depreciation of investments, futures
contracts and written options during the year	(363,595,046)

Net loss on investments	(374,585,219)

Net decrease in net assets resulting from operations	$(386,829,057)

Statement of changes in net assets

DECREASE IN NET ASSETS
	Year ended	Year ended
	6/30/08	6/30/07

Operations:

Net investment loss	$(12,243,838)	$(10,872,054)

Net realized gain (loss) on investments
and foreign currency transactions	(10,990,791)	594,979,462

Net unrealized appreciation (depreciation)
of investments and assets and liabilities
in foreign currencies	(363,594,428)	111,059,582

Net increase (decrease) in net assets
resulting from operations	(386,829,057)	695,166,990

Redemption fees (Note 1)	3,799	3,609

Decrease from capital share transactions
(Note 4)	(741,274,788)	(1,102,564,233)

Total decrease in net assets	(1,128,100,046)	(407,393,634)

NET ASSETS

Beginning of year	4,424,263,111	4,831,656,745

End of year (including accumulated
net investment loss of $11,439 and
$—, respectively)	$3,296,163,065	$4,424,263,111

The accompanying notes are an integral part of these financial statements.

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:								RATIOS AND SUPPLEMENTAL DATA:
			Net realized and					Net assets,	Ratio of expenses	Ratio of net investment
	Net asset value,	Net investment	unrealized gain (loss)	Total from investment	Redemption	Net asset value,	Total return at net	end of period	to average net	income (loss) to	Portfolio
Period ended	beginning of period	income (loss)[a,d]	on investments	operations	fees[e]	end of period	asset value (%)[b]	(in thousands)	assets (%)[c,d]	average net assets (%)[d]	turnover (%)

Class A
June 30, 2008	$53.15	(.13)	(4.84) [j]	(4.97)	—	$48.18	(9.35)	$2,585,412	1.21	(.25)	126.21
June 30, 2007	45.72	(.08)	7.51	7.43	—	53.15	16.25	3,418,392	1.17	(.15)	91.32
June 30, 2006	41.60	(.09) [h]	4.21	4.12	—	45.72	9.90 [h]	3,688,423	1.08 [h]	(.19) [h]	83.63
June 30, 2005	38.96	.03 [f,g]	2.61	2.64	—	41.60	6.78 [g]	4,650,755	1.12	.07 [f,g]	97.25
June 30, 2004	32.79	(.19)	6.36	6.17	—	38.96	18.82	5,075,005	1.09	(.52)	60.86

Class B
June 30, 2008	$47.13	(.45)	(4.28) [j]	(4.73)	—	$42.40	(10.04)	$278,414	1.96	(1.01)	126.21
June 30, 2007	40.85	(.40)	6.68	6.28	—	47.13	15.37	482,812	1.92	(.91)	91.32
June 30, 2006	37.45	(.38) [h]	3.78	3.40	—	40.85	9.08 [h]	610,991	1.83 [h]	(.94) [h]	83.63
June 30, 2005	35.34	(.24) [f,g]	2.35	2.11	—	37.45	5.97 [g]	784,295	1.87	(.68) [f,g]	97.25
June 30, 2004	29.96	(.43)	5.81	5.38	—	35.34	17.96	1,674,238	1.84	(1.27)	60.86

Class C
June 30, 2008	$50.01	(.48)	(4.54) [j]	(5.02)	—	$44.99	(10.04)	$27,355	1.96	(1.00)	126.21
June 30, 2007	43.34	(.42)	7.09	6.67	—	50.01	15.39	35,776	1.92	(.91)	91.32
June 30, 2006	39.73	(.41) [h]	4.02	3.61	—	43.34	9.09 [h]	39,825	1.83 [h]	(.94) [h]	83.63
June 30, 2005	37.49	(.25) [f,g]	2.49	2.24	—	39.73	5.98 [g]	42,827	1.87	(.68) [f,g]	97.25
June 30, 2004	31.79	(.45)	6.15	5.70	—	37.49	17.93	55,005	1.84	(1.27)	60.86

Class M
June 30, 2008	$49.50	(.36)	(4.49) [j]	(4.85)	—	$44.65	(9.80)	$50,256	1.71	(.76)	126.21
June 30, 2007	42.79	(.30)	7.01	6.71	—	49.50	15.68	70,140	1.67	(.66)	91.32
June 30, 2006	39.14	(.29) [h]	3.94	3.65	—	42.79	9.32 [h]	78,230	1.58 [h]	(.69) [h]	83.63
June 30, 2005	36.83	(.16) [f,g]	2.47	2.31	—	39.14	6.27 [g]	104,545	1.62	(.43) [f,g]	97.25
June 30, 2004	31.15	(.36)	6.04	5.68	—	36.83	18.24	134,157	1.59	(1.02)	60.86

Class R
June 30, 2008	$52.60	(.23)	(4.81) [j]	(5.04)	—	$47.56	(9.58)	$3,215	1.46	(.47)	126.21
June 30, 2007	45.37	(.18)	7.41	7.23	—	52.60	15.94	1,257	1.42	(.36)	91.32
June 30, 2006	41.38	(.19) [h]	4.18	3.99	—	45.37	9.64 [h]	517	1.33 [h]	(.40) [h]	83.63
June 30, 2005	38.85	(.09) [f,g]	2.62	2.53	—	41.38	6.51 [g]	184	1.37	(.23) [f,g]	97.25
June 30, 2004	32.76	(.27)	6.36	6.09	—	38.85	18.59	25	1.34	(.76)	60.86

Class Y
June 30, 2008	$55.17	— [e]	(5.04) [j]	(5.04)	—	$50.13	(9.13)	$351,511.96		— [i]	126.21
June 30, 2007	47.34	.05	7.78	7.83	—	55.17	16.54	415,886.92		.10	91.32
June 30, 2006	42.97	.03 [h]	4.34	4.37	—	47.34	10.17 [h]	413,670	.83 [h]	.06 [h]	83.63
June 30, 2005	40.14	.13 [f,g]	2.70	2.83	—	42.97	7.05 [g]	404,943.87		.34 [f,g]	97.25
June 30, 2004	33.70	(.10)	6.54	6.44	—	40.14	19.11	851,430.84		(.27)	60.86

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund in effect during the period. As a result of such limitation and/ or waivers, the expenses of each class reflect a reduction of the following amounts (Notes 2 and 5):

Percentage of average net assets

June 30, 2008	<0.01%

June 30, 2007	<0.01

June 30, 2006	<0.01

June 30, 2005	<0.01

June 30, 2004	<0.01

e Amount represents less than $0.01 per share.

f Net investment income (loss) per share and ratio of net investment income (loss) to average net assets reflect a special dividend received by the fund which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.15	0.39%

Class B	0.15	0.42

Class C	0.15	0.40

Class M	0.15	0.40

Class R	0.12	0.31

Class Y	0.17	0.43

g Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to the following amounts:

		Percentage
		of average
	Per share	net assets

Class A	$0.02	0.05%

Class B	0.01	0.04

Class C	0.02	0.05

Class M	0.02	0.05

Class R	0.03	0.08

Class Y	0.01	0.04

h Reflects a non-recurring reimbursement from Putnam Investments relating to the calculation of certain amounts paid by the fund to Putnam in previous years for transfer agent services, which amounted to $0.03 per share and 0.06% of average net assets for the period ended June 30, 2006.

i Amount represents less than 0.01% .

j Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission and Knight Securities, L.P. which amounted to $0.06 per share.

The accompanying notes are an integral part of these financial statements.

26	27

Notes to financial statements 6/30/08

Note 1: Significant accounting policies

Putnam New Opportunities Fund (the “fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks capital appreciation by investing principally in common stocks of companies that, in the judgment of Putnam Investment Management, LLC (“Putnam Management”), the fund’s manager, a wholly owned subsidiary of Putnam, LLC, possess above-average, long-term growth potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are offered to qualified employee-benefit plans, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are generally only available to corporate and institutional clients and clients in other approved programs.

A 1.00% redemption fee may apply on any shares that are redeemed (either by selling or exchanging into another fund) within 7 days of purchase. The redemption fee is accounted for as an addition to paid-in-capital.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors, including movements in the U.S. securities markets. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At June 30, 2008, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Certain investments, including certain restricted securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security at a given point in time and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the “SEC”), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns, owned or expects to purchase, or for other investment purposes. The fund may also write options on swaps or securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.” Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers. Futures and written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

G) Security lending The fund may lend securities, through its agents, to qualified borrowers in order to earn additional income. The loans are collateralized by cash and/or securities in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agents; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. At June 30, 2008, the value of securities loaned amounted to $635,670,634. Certain of these securities were sold prior to period end and are included in the Receivable for securities sold on the Statement of assets and liabilities. The fund received cash collateral of $652,748,896 which is pooled with collateral of other Putnam funds into 65 issues of short-term investments.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2008, the fund had a capital loss carryover of $3,079,545,286 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover	Expiration

$1,303,057,368	June 30, 2010

1,776,487,918	June 30, 2011

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer to its fiscal year ending June 30, 2009 $103,367,567 of losses recognized during the period November 1, 2007 to June 30, 2008.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of post-October loss deferrals and net operating loss. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 2008, the fund reclassified $12,232,399 to decrease accumulated net investment loss and $12,531,924 to decrease paid-in-capital, with a decrease to accumulated net realized loss of $299,525.

The tax basis components of distributable earnings and the federal tax cost as of June 30, 2008 were as follows:

Unrealized appreciation	$344,954,420
Unrealized depreciation	(291,346,384)

Net unrealized appreciation	53,608,036
Capital loss carryforward	3,079,545,286
Post-October loss	(103,367,567)

Cost for federal income tax purposes	$3,897,758,336

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% thereafter.

Putnam Management has agreed to waive fees and reimburse expenses of the fund through June 30, 2009 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper, Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses. For the year ended June 30, 2008, Putnam Management did not waive any of its management fee from the fund.

For the year ended June 30, 2008, Putnam Management has assumed $7,082 of legal, shareholder servicing and communication, audit and Trustee fees incurred by the fund in connection with certain legal and regulatory matters (including those described in Note 6).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial services for the fund’s assets were provided by Putnam Fiduciary Trust Company (“PFTC”), an affiliate of Putnam Management, and by State Street Bank and Trust Company (“State Street”). Custody fees are based on the fund’s asset level, the number of its security holdings, transaction volumes and with respect to PFTC, certain fees related to the transition of assets to

State Street. Putnam Investor Services, a division of PFTC, provided investor servicing agent functions to the fund. Putnam Investor Services received fees for investor servicing, subject to certain limitations, based on the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. During the year ended June 30, 2008, the fund incurred $14,479,516 for custody and investor servicing agent functions provided by PFTC.

The fund has entered into expense offset arrangements with PFTC and State Street whereby PFTC’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the year ended June 30, 2008, the fund’s expenses were reduced by $236,400 under the expense offset arrangements and by $367,282 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $1,039, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings and industry seminars and for certain compliance-related matters. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the “Deferral Plan”) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the “Pension Plan”) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the “Plans”) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively.

For the year ended June 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $135,433 and $1,959 from the sale of class A and class M shares, respectively, and received $379,408 and $1,712 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended June 30, 2008, Putnam Retail Management Limited Partnership, acting as underwriter, received $837 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the year ended June 30, 2008, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $4,842,900,754 and $5,566,575,578, respectively. There were no purchases or sales of U.S. government securities.

Written option transactions during the year ended June 30, 2008 are summarized as follows:

	Contract	Premiums
	Amounts	Received

Written options outstanding
at beginning of year	$—	$—

Options opened	293,968	677,953

Options exercised	(54,290)	(140,974)

Options expired	(206,348)	(469,186)

Options closed	—	—

Written options outstanding at end of year	$ 33,330	$ 67,793

Note 4: Capital shares

At June 30, 2008, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 6/30/08		Year ended 6/30/07

Class A	Shares	Amount	Shares	Amount

Shares sold	3,615,459	$182,625,716	4,747,481	$ 233,393,750

Shares issued in	—	—	—	—
connection with
reinvestment of
distributions

	3,615,459	182,625,716	4,747,481	233,393,750

Shares	(14,267,503)	(717,675,825)	(21,108,385)	(1,040,906,997)
repurchased

Net decrease	(10,652,044)	$(535,050,109)	(16,360,904)	$(807,513,247)

	Year ended 6/30/08		Year ended 6/30/07

Class B	Shares	Amount	Shares	Amount

Shares sold	364,005	$16,290,714	625,369	$27,330,707

Shares issued in	—	—	—	—
connection with
reinvestment of
distributions

	364,005	16,290,714	625,369	27,330,707

Shares	(4,041,878)	(179,204,098)	(5,339,812)	(232,916,321)
repurchased

Net decrease	(3,677,873)	$(162,913,384)	(4,714,443)	$(205,585,614)

	Year ended 6/30/08		Year ended 6/30/07

Class C	Shares	Amount	Shares	Amount

Shares sold	81,658	$3,859,486	76,233	$3,548,876

Shares issued in	—	—	—	—
connection with
reinvestment of
distributions

	81,658	3,859,486	76,233	3,548,876

Shares	(189,035)	(8,881,796)	(279,711)	(12,975,683)
repurchased

Net decrease	(107,377)	$(5,022,310)	(203,478)	$(9,426,807)

	Year ended 6/30/08		Year ended 6/30/07

Class M	Shares	Amount	Shares	Amount

Shares sold	57,536	$2,706,369	83,594	$3,832,925

Shares issued in	—	—	—	—
connection with
reinvestment of
distributions

	57,536	2,706,369	83,594	3,832,925

Shares	(348,822)	(16,300,261)	(494,752)	(22,696,841)
repurchased

Net decrease	(291,286)	$(13,593,892)	(411,158)	$(18,863,916)

	Year ended 6/30/08		Year ended 6/30/07

Class R	Shares	Amount	Shares	Amount

Shares sold	63,581	$3,175,081	32,916	$1,591,206

Shares issued in	—	—	—	—
connection with
reinvestment of
distributions

	63,581	3,175,081	32,916	1,591,206

Shares	(19,877)	(1,008,065)	(20,419)	(1,042,929)
repurchased

Net increase	43,704	$2,167,016	12,497	$548,277

	Year ended 6/30/08		Year ended 6/30/07

Class Y	Shares	Amount	Shares	Amount

Shares sold	1,102,727	$57,910,629	1,050,421	$53,570,976

Shares issued in	—	—	—	—
connection with
reinvestment of
distributions

	1,102,727	57,910,629	1,050,421	53,570,976

Shares	(1,629,687)	(84,772,738)	(2,251,090)	(115,293,902)
repurchased

Net decrease	(526,960)	$(26,862,109)	(1,200,669)	$(61,722,926)

Note 5: Investment in Putnam Prime Money Market Fund

The fund invests in Putnam Prime Money Market Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Prime Money Market Fund are valued at its closing net asset value each business day. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Prime Money Market Fund with respect to assets invested by the fund in Putnam Prime Money Market Fund. For the year ended June 30, 2008, management fees paid were reduced by $11,845 relating to the fund’s investment in Putnam Prime Money Market Fund. Income distributions earned by the fund are recorded as income in the Statement of operations and totaled $571,968 for the year ended June 30, 2008. During the year ended June 30, 2008, cost of purchases and proceeds of sales of investments in Putnam Prime Money Market Fund aggregated $649,437,202 and $653,573,171, respectively.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the “SEC”) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, Accounting for Uncertainty in Income Taxes (the “Interpretation”). The Interpretation prescribes a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken by a filer in the filer’s tax return. Upon adoption, the Interpretation did not have a material effect on the fund’s financial statements. However, the conclusions regarding the Interpretation may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from the FASB, and on-going analysis of tax laws, regulations and interpretations thereof.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, Fair Value Measurements (the “Standard”). The Standard defines fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. The Standard applies to fair value measurements already required or permitted by existing standards. The Standard is effective for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Putnam Management does not believe the adoption of the Standard will impact the amounts reported in the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements of fair value.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (“SFAS 161”) —an amendment of FASB Statement No. 133 (“SFAS 133”), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about how and why an entity uses derivative instruments and how derivative instruments affect an entity’s financial position. Putnam Management is currently evaluating the impact the adoption of SFAS 161 will have on the fund’s financial statement disclosures.

Federal tax information and brokerage commissions (unaudited)

Federal tax information

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar 2008.

Brokerage commissions

Brokerage commissions are paid to firms that execute trades on behalf of your fund. When choosing these firms, Putnam is required by law to seek the best execution of the trades, taking all relevant factors into consideration, including expected quality of execution and commission rate. Listed below are the largest relationships based upon brokerage commissions for your fund and the other funds in Putnam’s U.S. Small- and Mid-Cap group for the year ended May 31, 2008. The Putnam mutual funds in this group are Putnam Capital Opportunities Fund, Putnam Discovery Growth Fund, Putnam Mid Cap Value Fund, Putnam New Opportunities Fund, Putnam OTC & Emerging Growth Fund, Putnam Small Cap Growth Fund, Putnam Small Cap Value Fund, Put-nam Vista Fund, Putnam VT Capital Opportunities Fund, Putnam VT Discovery Growth Fund, Putnam VT Mid Cap Value Fund, Putnam VT New Opportunities Fund, Putnam VT OTC & Emerging Growth Fund, Putnam VT Small Cap Value Fund, and Putnam VT Vista Fund.

The top five firms that received brokerage commissions for trades executed for the U.S. Small- and Mid-Cap group are (in descending order) Morgan Stanley & Company, Citigroup Global Markets, UBS Warburg, Credit Suisse First Boston, and Merrill Lynch. Commissions paid to these firms together represented approximately 42% of the total brokerage commissions paid for the year ended June 30, 2008.

Commissions paid to the next 10 firms together represented approximately 36% of the total brokerage commissions paid during the period. These firms are (in alphabetical order) Bear Stearns & Company, CIBC World Markets, Deutsche Bank Securities, Goldman Sachs, Investment Technology, JPMorgan Clearing, RBC Capital Markets, SG Cowen, Wachovia Securities, and Weeden & Company.

Commission amounts do not include “mark-ups” paid on bond or derivative trades made directly with a dealer. Additional information about brokerage commissions is available on the Securities and Exchange Commission (SEC) Web site at www.sec. gov. Putnam funds disclose commissions by firm to the SEC in semiannual filings on Form N-SAR.

About the Trustees

Jameson A. Baxter

Trustee since 1994 and
Vice Chairman since 2005

Ms. Baxter is the President of Baxter Associates, Inc., a private investment firm.

Ms. Baxter serves as a Director of ASHTA Chemicals, Inc., and the Mutual Fund Directors Forum.

Until 2007, she was a Director of Banta Corporation (a printing and supply chain management company), Ryerson, Inc. (a metals service corporation), and Advocate Health Care. Until 2004, she was a Director of BoardSource (formerly the National Center for Nonprofit Boards); and until 2002, she was a Director of Intermatic Corporation (a manufacturer of energy control products). She is Chairman Emeritus of the Board of Trustees, Mount Holyoke College, having served as Chairman for five years.

Ms. Baxter has held various positions in investment banking and corporate finance, including Vice President of and Consultant to First Boston Corporation and Vice President and Principal of the Regency Group. She is a graduate of Mount Holyoke College.

Charles B. Curtis
Trustee since 2001

Mr. Curtis is President and Chief Operating Officer of the Nuclear Threat Initiative (a private foundation dealing with national security issues), and serves as Senior Advisor to the United Nations Foundation.

Mr. Curtis is a member of the Council on Foreign Relations and serves as Director of Edison International and Southern California Edison. Until 2006, Mr. Curtis served as a member of the Trustee Advisory Council of the Applied Physics Laboratory, Johns Hopkins University. Until 2003, Mr. Curtis was a member of the Electric Power Research Institute Advisory Council and the University of Chicago Board of Governors for Argonne National Laboratory. Prior to 2002, Mr. Curtis was a member of the Board of Directors of the Gas Technology Institute and the Board of Directors of the Environment and Natural Resources Program Steering Committee, John F. Kennedy School of Government, Harvard University. Until 2001, Mr. Curtis was a member of the Department of Defense Policy Board and Director of EG&G Technical Services, Inc. (a fossil energy research and development support company).

From August 1997 to December 1999, Mr. Curtis was a Partner at Hogan & Hartson LLP, an international law firm headquartered in Washington, D.C. Prior to May 1997, Mr. Curtis was Deputy Secretary of Energy and Under Secretary of the U.S. Department of Energy. He served as Chairman of the Federal Energy Regulatory Commission from 1977 to 1981 and has held positions on the staff of the U.S. House of Representatives, the U.S. Treasury Department, and the SEC.

Robert J. Darretta
Trustee since 2007

Mr. Darretta serves as Director of United-Health Group, a diversified health-care company.

Until April 2007, Mr. Darretta was Vice Chairman of the Board of Directors of Johnson & Johnson, one of the world’s largest and most broadly based health-care companies. Prior to 2007, he had responsibility for Johnson & Johnson’s finance, investor relations, information technology, and procurement function. He served as Johnson & Johnson Chief Financial Officer for a decade, prior to which he spent two years as Treasurer of the corporation and over ten years leading various Johnson & Johnson operating companies.

Mr. Darretta received a B.S. in Economics from Villanova University.

Myra R. Drucker
Trustee since 2004

Ms. Drucker is Chair of the Board of Trustees of Commonfund (a not-for-profit firm specializing in managing assets for educational endowments and foundations), Vice Chair of the Board of Trustees of Sarah Lawrence College, and a member of the Investment Committee of the Kresge Foundation (a charitable trust). She is also a Director of New York Stock Exchange LLC (a wholly-owned subsidiary of NYSE Euronext), and a Director of Interactive Data Corporation (a provider of financial market data and analytics to financial institutions and investors).

Ms. Drucker is an ex-officio member of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee, having served as Chair for seven years. She serves as an advisor to RCM Capital Management (an investment management firm) and to the Employee Benefits Investment Committee of The Boeing Company (an aerospace firm).

From November 2001 until August 2004, Ms. Drucker was Managing Director and a member of the Board of Directors of General Motors Asset Management and Chief Investment Officer of General Motors Trust Bank. From December 1992 to November 2001, Ms. Drucker served as Chief Investment Officer of Xerox Corporation (a document company). Prior to December 1992, Ms. Drucker was Staff Vice President and Director of Trust Investments for International Paper (a paper and packaging company).

Ms. Drucker received a B.A. degree in Literature and Psychology from Sarah Lawrence College and pursued graduate studies in economics, statistics, and portfolio theory at Temple University.

Charles E. Haldeman, Jr.*

Trustee since 2004 and
President of the Funds since 2007

Mr. Haldeman is Chairman of Putnam Investment Management, LLC and President of the Putnam Funds. Prior to July 2008, he was President and Chief Executive Officer of Putnam, LLC (“Putnam Investments”). Prior to November 2003, Mr. Haldeman served as Co-Head of Putnam Investments’ Investment Division.

Prior to joining Putnam Investments in 2002, Mr. Haldeman held executive positions in the investment management industry. He previously served as Chief Executive Officer of Delaware Investments and President and Chief Operating Officer of United Asset Management. Mr. Haldeman was also a Partner and Director of Cooke & Bieler, Inc. (an investment management firm).

Mr. Haldeman currently serves on the Board of Governors of the Investment Company Institute and as Chair of the Board of Trustees of Dartmouth College. He also serves on the Partners HealthCare Investment Committee, the Tuck School of Business Overseers, and the Harvard Business School Board of Dean’s Advisors. He is a graduate of Dartmouth College, Harvard Law School, and Harvard Business School. Mr. Haldeman is also a Chartered Financial Analyst (CFA) charterholder.

John A. Hill
Trustee since 1985 and Chairman since 2000

John A. Hill is founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm specializing in the worldwide energy industry, with offices in Greenwich, Connecticut; Houston, Texas; London, England; and Shanghai, China. The firm’s investments on behalf of some of the nation’s largest pension and endowment funds are currently concentrated in 26 companies with annual revenues in excess of $13 billion, which employ over 100,000 people in 23 countries.

Mr. Hill is Chairman of the Board of Trustees of the Putnam Mutual Funds, a Director of Devon Energy Corporation and various private companies owned by First Reserve, and serves as a Trustee of Sarah Lawrence College where he chairs the Investment Committee.

Prior to forming First Reserve in 1983, Mr. Hill served as President of F. Eberstadt and Company, an investment banking and investment management firm. Between 1969 and 1976, Mr. Hill held various senior positions in Washington, D.C. with the federal government, including Deputy Associate Director of the Office of Management and Budget and Deputy Administrator of the Federal Energy Administration during the Ford Administration.

Mr. Hill was born and raised in Midland, Texas; received his B.A. in Economics from Southern Methodist University; and pursued graduate studies as a Woodrow Wilson Fellow.

Paul L. Joskow
Trustee since 1997

Dr. Joskow is an economist and President of the Alfred P. Sloan Foundation (a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance). He is on leave from his position as the Elizabeth and James Killian Professor of Economics and Management at the Massachusetts Institute of Technology (MIT), where he has been on the faculty since 1972. Dr. Joskow was the Director of the Center for Energy and Environmental Policy Research at MIT from 1999 through 2007.

Dr. Joskow serves as a Trustee of Yale University, as a Director of TransCanada Corporation (an energy company focused on natural gas transmission and power services) and of Exelon Corporation (an energy company focused on power services), and as a member of the Board of Overseers of the Boston Symphony Orchestra. Prior to August 2007, he served as a Director of National Grid (a UK-based holding company with interests in electric and gas transmission and distribution and telecommunications infrastructure). Prior to July 2006, he served as President of the Yale University Council and continues to serve as a member of the Council. Prior to February 2005, he served on the board of the Whitehead Institute for Biomedical Research (a non-profit research institution). Prior to February 2002, he was a Director of State Farm Indemnity Company (an automobile insurance company), and prior to March 2000, he was a Director of New England Electric System (a public utility holding company).

Dr. Joskow has published six books and numerous articles on industrial organization, government regulation of industry, and competition policy. He is active in industry restructuring, environmental, energy, competition, and privatization policies —serving as an advisor to governments and corporations worldwide. Dr. Joskow holds a Ph.D. and MPhil from Yale University and a B.A. from Cornell University.

Elizabeth T. Kennan
Trustee since 1992

Dr. Kennan is a Partner of Cambus-Kenneth Farm (thoroughbred horse and cattle breeding). She is President Emeritus of Mount Holyoke College.

Dr. Kennan served as Chairman and is now Lead Director of Northeast Utilities. She is a Trustee of the National Trust for Historic Preservation, of Centre College, and of Midway College in Midway, Kentucky. Until 2006, she was a member of The Trustees of Reservations. Prior to 2001, Dr. Kennan served on the oversight committee of the Folger Shakespeare Library. Prior to June 2005, she was a Director of Talbots, Inc., and she has served as Director on a number of other boards, including Bell Atlantic, Chastain Real Estate, Shawmut Bank, Berkshire Life Insurance, and Kentucky Home Life Insurance. Dr. Kennan has also served as President of Five Colleges Incorporated and as a Trustee of Notre Dame University, and is active in various educational and civic associations.

As a member of the faculty of Catholic University for twelve years, until 1978, Dr. Kennan directed the post-doctoral program in Patristic and Medieval Studies, taught history, and published numerous articles and two books. Dr. Kennan holds a Ph.D. from the University of Washington in Seattle, an M.S. from St. Hilda’s College at Oxford University, and an A.B. from Mount Holyoke College. She holds several honorary doctorates.

Kenneth R. Leibler
Trustee since 2006

Mr. Leibler is a Founding Partner and former Chairman of the Boston Options Exchange, an electronic marketplace for the trading of derivative securities.

Mr. Leibler currently serves as a Trustee of Beth Israel Deaconess Hospital in Boston. He is also Lead Director of Ruder Finn Group, a global communications and advertising firm, and a Director of Northeast Utilities, which operates New England’s largest energy delivery system. Prior to December 2006, he served as a Director of the Optimum Funds group. Prior to October 2006, he served as a Director of ISO New England, the organization responsible for the operation of the electric generation system in the New England states. Prior to 2000, Mr. Leibler was a Director of the Investment Company Institute in Washington, D.C.

Prior to January 2005, Mr. Leibler served as Chairman and Chief Executive Officerof the Boston Stock Exchange. Prior to January 2000, he served as President and Chief Executive Officer of Liberty Financial Companies, a publicly traded diversified asset management organization. Prior to June 1990, Mr. Leibler served as President and Chief Operating Officer of the American Stock Exchange (AMEX), and at the time was the youngest person in AMEX history to hold the title of President. Prior to serving as AMEX President, he held the position of Chief Financial Officer, and headed its management and marketing operations. Mr. Leibler graduated magna cum laude with a degree in Economics from Syracuse University, where he was elected Phi Beta Kappa.

Robert E. Patterson
Trustee since 1984

Mr. Patterson is Senior Partner of Cabot Properties, LP and Chairman of Cabot Properties, Inc. (a private equity firm investing in commercial real estate).

Mr. Patterson serves as Chairman Emeritus and Trustee of the Joslin Diabetes Center. Prior to June 2003, he was a Trustee of Sea Education Association. Prior to December 2001, Mr. Patterson was President and Trustee of Cabot Industrial Trust (a publicly traded real estate investment trust). Prior to February 1998, he was Executive Vice President and Director of Acquisitions of Cabot Partners Limited Partnership (a registered investment adviser involved in institutional real estate investments). Prior to 1990, he served as Executive Vice President of Cabot, Cabot & Forbes Realty Advisors, Inc. (the predecessor company of Cabot Partners).

Mr. Patterson practiced law and held various positions in state government, and was the founding Executive Director of the Massachusetts Industrial Finance Agency. Mr. Patterson is a graduate of Harvard College and Harvard Law School.

George Putnam, III
Trustee since 1984

Mr. Putnam is Chairman of New Generation Research, Inc. (a publisher of financial advisory and other research services), and President of New Generation Advisers, Inc. (a registered investment adviser to private funds). Mr. Putnam founded the New Generation companies in 1986.

Mr. Putnam is a Director of The Boston Family Office, LLC (a registered investment adviser). He is a Trustee of St. Mark’s School and a Trustee of the Marine Biological Laboratory in Woods Hole, Massachusetts. Until 2006, he was a Trustee of Shore Country Day School, and until 2002, was a Trustee of the Sea Education Association.

Mr. Putnam previously worked as an attorney with the law firm of Dechert LLP (formerly known as Dechert Price & Rhoads) in Philadelphia. He is a graduate of Harvard College, Harvard Business School, and Harvard Law School.

Richard B.Worley
Trustee since 2004

Mr. Worley is Managing Partner of Permit Capital LLC, an investment management firm.

Mr. Worley serves as a Trustee of the University of Pennsylvania Medical Center, The Robert Wood Johnson Foundation (a philanthropic organization devoted to health-care issues), and the National Constitution Center. He is also a Director of The Colonial Williamsburg Foundation (a historical preservation organization), and the Philadelphia Orchestra Association. Mr. Worley also serves on the investment committees of Mount Holyoke College and World Wildlife Fund (a wildlife conservation organization).

Prior to joining Permit Capital LLC in 2002, Mr. Worley served as President, Chief Executive Officer, and Chief Investment Officer of Morgan Stanley Dean Witter Investment Management and as a Managing Director of Morgan Stanley, a financial services firm. Mr. Worley also was the Chairman of Miller Anderson & Sherrerd, an investment management firm that was acquired by Morgan Stanley in 1996.

Mr. Worley holds a B.S. degree from the University of Tennessee and pursued graduate studies in economics at the University of Texas.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of June 30, 2008, there were 99 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, death, or removal.

* Trustee who is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. Mr. Haldeman is the President of your fund and each of the other Putnam funds and Chairman of Putnam Investment Management LLC, and prior to July 2008 was President and Chief Executive Officer of Putnam Investments.

Officers

In addition to Charles E. Haldeman, Jr., the other officers of the fund are shown below:

Charles E. Porter (Born 1938)	James P. Pappas (Born 1953)	Wanda M. McManus (Born 1947)
Executive Vice President, Principal Executive	Vice President	Vice President, Senior Associate Treasurer
Officer, Associate Treasurer, and	Since 2004	and Assistant Clerk
Compliance Liaison		Since 2005
Since 1989	Managing Director, Putnam Investments and
Putnam Management. During 2002, Chief
Jonathan S. Horwitz (Born 1955)	Operating Officer, Atalanta/Sosnoff	Nancy E. Florek (Born 1957)
Senior Vice President and Treasurer	Management Corporation	Vice President, Assistant Clerk, Assistant
Since 2004		Treasurer and Proxy Manager
	Francis J. McNamara, III (Born 1955)	Since 2005
Prior to 2004, Managing Director	Vice President and Chief Legal Officer
Putnam Investments ,	Since 2004

Steven D. Krichmar (Born 1958)	Senior Managing Director, Putnam
Vice President and Principal Financial Officer	Investments, Putnam Management
Since 2002	and Putnam Retail Management. Prior
to 2004, General Counsel, State Street
Senior Managing Director,	Research & Management Company
Putnam Investments
Robert R. Leveille (Born 1969)
Janet C. Smith (Born 1965)	Vice President and Chief Compliance Officer
Vice President, Principal Accounting Officer	Since 2007
and Assistant Treasurer
Since 2007	Managing Director, Putnam Investments,
Putnam Management, and Putnam Retail
Managing Director, Putnam Investments and	Management. Prior to 2004, member of
Putnam Management	Bell Boyd & Lloyd LLC. Prior to 2003,
Vice President and Senior Counsel,
Susan G. Malloy (Born 1957)	Liberty Funds Group LLC
Vice President and Assistant Treasurer
Since 2007	Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer
Managing Director, Putnam Investments	Since 2002

Beth S. Mazor (Born 1958)	Managing Director, Putnam Investments
Vice President
Since 2002	Judith Cohen (Born 1945)
Vice President, Clerk and Assistant Treasurer
Managing Director, Putnam Investments	Since 1993

The address of each Officer is One Post Office Square, Boston, MA 02109.

Fund information

Founded over 70 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage nearly 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager	Officers	Judith Cohen
Putnam Investment	Charles E. Haldeman, Jr.	Vice President, Clerk and Assistant Treasurer
Management, LLC	President
One Post Office Square		Wanda M. McManus
Boston, MA 02109	Charles E. Porter	Vice President, Senior Associate Treasurer
	Executive Vice President, Principal	and Assistant Clerk
Marketing Services	Executive Officer, Associate Treasurer
Putnam Retail Management	and Compliance Liaison	Nancy E. Florek
One Post Office Square		Vice President, Assistant Clerk,
Boston, MA 02109	Jonathan S. Horwitz	Assistant Treasurer and Proxy Manager
Senior Vice President and Treasurer
Custodian
State Street Bank and Trust Company	Steven D. Krichmar
Vice President and Principal Financial Officer
Legal Counsel
Ropes & Gray LLP	Janet C. Smith
Vice President, Principal Accounting Officer
Independent Registered Public	and Assistant Treasurer
Accounting Firm
PricewaterhouseCoopers LLP	Susan G. Malloy
Vice President and Assistant Treasurer
Trustees
John A. Hill, Chairman	Beth S. Mazor
Jameson Adkins Baxter, Vice Chairman	Vice President
Charles B. Curtis
Robert J. Darretta	James P. Pappas
Myra R. Drucker	Vice President
Charles E. Haldeman, Jr
Paul L. Joskow	Francis J. McNamara, III
Elizabeth T. Kennan	Vice President and Chief Legal Officer
Kenneth R. Leibler
Robert E. Patterson	Robert R. Leveille
George Putnam, III	Vice President and Chief Compliance Officer
Richard B. Worley
Mark C. Trenchard
Vice President and BSA Compliance Officer

This report is for the information of shareholders of Putnam New Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit www.putnam.com. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

PUTNAM INVESTMENTS

One Post Office Square
Boston, Massachusetts 02109

www.putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS

Founded in 1937, Putnam Investments began with the principle that a balance between risk and reward is the mark of a well-rounded financial program. Today, we manage money with a focus on seeking consistent results over time. This balanced approach continues to underscore everything we do.

Forwarding Service Requested

Not FDIC Insured | May Lose Value | No Bank Guarantee

AN013 252075 8/08

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill and Mr. Darretta meets the financial literacy requirements of the New York Stock Exchange's rules and qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his pertinent experience and education. Certain other Trustees, although not on the Audit and Compliance Committee, would also qualify as "audit committee financial experts." The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

June 30, 2008	$154,131	$--	$3,596	$1,221*

June 30, 2007	$137,377	$852	$3,487	$ 6,907*

* Includes fees of $1,221 and $6,506 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended June 30, 2008 and June 30, 2007, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended June 30, 2008 and June 30, 2007, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $51,879 and $141,461 respectively, to the fund,

Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of recordkeeping fees and procedures necessitated by regulatory and litigation matters.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

June 30, 2008	$ -	$ 15,000	$ -	$ -

June 30, 2007	$ -	$ 41,129	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam New Opportunities Fund

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith

Principal Accounting Officer

Date: August 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Charles E. Porter
Charles E. Porter
Principal Executive Officer

Date: August 28, 2008

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: August 28, 2008